SUPPLEMENT Dated April 26, 2012
To The Current Prospectus

ING GoldenSelect Granite PrimElite

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

ING PrimElite

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account EQ

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

1.	Effective April 30, 2012, the following fund changes will occur:
• The ING American Funds Growth Portfolio will close to new investments.
• The ING Large Cap Growth Portfolio (Class ADV) will be added under the Contract as an available investment option.

	ING Large Cap Growth Portfolio	Investment Objective: Seeks long-term
	Investment Adviser: Directed Services LLC	capital growth.
Investment Subadviser: ING Investment Management Co. LLC

All references in the Prospectus are changed accordingly.

2.	Important Information Regarding Upcoming Fund Reorganization

On January 12, 2012, the Board of Trustees of ING Investors Trust approved a proposal to reorganize the ING
American Funds Growth Portfolio (the “Merging Portfolio”) with and into the ING Large Cap Growth Portfolio
(Class ADV) (the “Surviving Portfolio”).

Subject to shareholder approval, the reorganization is expected to take place on or about July 21, 2012 (the
“Reorganization Date”), resulting in a shareholder of the Merging Portfolio becoming a shareholder of the corresponding Surviving Portfolio. Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging Portfolio will no longer be available under the contract.

Prior to the Reorganization Date, you may reallocate your contract value in the Merging Portfolio to another investment portfolio currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the Merging Portfolio on the Reorganization Date will be placed in the Surviving Portfolio. You may provide alternative instructions by calling our Customer Service Center at the number above.

Effective on the Reorganization Date all references in the prospectus to the Merging Portfolio are replaced with the corresponding Surviving Portfolio.

X.GSGP-12	04/2012